SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2009

Beyond Commerce, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52490 (Commission File Number)	98-0512515 (I.R.S. Employer Identification No.)

9029 South Pecos, Suite 2800 Henderson, Nevada (Address of Principal Executive Offices)	89074 (Zip Code)

(702) 463-7000
(Registrant’s Telephone Number, Including Area Code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2009, Beyond Commerce, Inc. accepted the resignation, dated October 19, 2009, of Wendy Borow-Johnson as President of Brand Management.  Ms. Johnson will continue with the Company as a Special Advisor and Consultant as it pertains to the Company’s communications and media needs. The Company believes that this new arrangement with Ms. Johnson will maximize the benefit to all parties as Ms. Borow-Johnson’s media skills can be better utilized in its everyday business requirements.

Ms. Borow-Johnson had no disagreements with the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Beyond Commerce, Inc.

Date: October 23, 2009	By:	/s/ MARK V NOFFKE
Mark V Noffke, Chief Financial Officer